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                                                                    EXHIBIT 99.6



                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD __________, 1998

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      TRUSTEES OF EQK REALTY INVESTORS I

         The undersigned, revoking previous proxies, hereby appoints Gregory R. Greenfield and William G. Brown, Jr., and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of EQK REALTY INVESTORS I (the "Meeting"), to be held on __________, 1998, at 9:00 a.m. (Eastern Standard Time) at the offices of EQK Realty Investors I at 5775 Peachtree Dunwoody road, Suite 200D, Atlanta, Georgia, or at any adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present. This Proxy shall be voted on the proposals described in the Prospectus/Proxy Statement dated ___, 1998 relating to the Meeting (the Prospectus/Proxy Statement") as specified below.

1.   To elect the 5 nominees specified below as Trustee:                          FOR all nominees      WITHHOLD
     Sylvan M. Cohen, Alton G. Marshall, George R. Peacock, Phillip E.            listed (except as     authority
     Stephens and Robert C. Cobb (The Board Election Proposal)                     marked to the      to vote for all
     (Instruction: To withhold authority to vote for any individual nominee(s),   contrary at left)     nominees.
     write the name(s) of the nominee(s) on the line below.)                           [ ]                 [ ]

                                                                                       FOR                AGAINST       ABSTAIN

     -----------------------------------------------------------

2.   To amend and restate the Amended and Restated Declaration of Trust of EQK         [ ]                 [ ]            [ ]
     Realty Investors I in the form attached as Appendix D to the
     Prospectus/Proxy Statement

3.   To approve an Agreement and Plan of Merger, dated as of December __, 1997         [ ]                 [ ]            [ ]
     in the form attached as Appendix B to the Prospectus/Proxy Statement, which provides for, among other things, the merger of ART Newco, LLC, an affiliate of American Realty Trust, Inc., a Georgia corporation, with and into EQK Realty Investors I, with EQK Realty Investors I being the surviving entity.

4.   To approve the termination of EQK Realty Investors I's advisory agreement         [ ]                 [ ]            [ ]
     with Equitable Realty Portfolio Management, Inc. and the execution of a new advisory agreement between EQK Realty Investors I and Basic Capital
     Management, Inc. on the terms described in the Prospectus/Proxy Statement
     (The New Advisory Agreement Proposal)

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            (continued and to be signed and dated on the other side)



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                                   [reverse]

                          (continued from other side)

   THE BOARD OF TRUSTEES OF EQK REALTY INVESTORS I RECOMMENDS A VOTE FOR THE
                               PROPOSALS ABOVE.


        YOUR PROXY IS IMPORTANT. PLEASE INDICATE YOUR SUPPORT FOR THE PROPOSALS ABOVE BY SIGNING, DATING AND MAILING THIS CARD TODAY IN THE ENCLOSED ENVELOPE. IF NOT OTHERWISE MARKED ABOVE, YOUR PROXY WILL BE VOTED FOR THE PROPOSALS ABOVE. THIS PROXY REVOKES ANY AND ALL PREVIOUS PROXIES.



Dated                             , 1998
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X
 ---------------------------------------
Signature

X
 ---------------------------------------
Signature

----------------------------------------
Title
                                         Please sign exactly as name
                                         appears herein. When Shares of
                                         Beneficial Interest are held by joint
                                         tenants, both should sign. When
                                         signing as attorney, executor,
                                         administrator, trustee or guardian,
                                         please give full title as such. When
                                         signing for a corporation, please sign
                                         full corporate name by an authorized
                                         officer. When signing for a
                                         partnership, please sign partnership
                                         name by an authorized person. If
                                         Shares of Beneficial Interest are held
                                         in more than one capacity, this proxy
                                         shall be deemed valid for all Shares
                                         of Beneficial Interest held in all
                                         capacities.


               PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY


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